OPC Energy Ltd's Initial Public Offering	12 Months Ended
Dec. 31, 2019
Disclosure of OPC energy ltd's initial public offering [Abstract]
OPC Energy Ltd's Initial Public Offering
Note 22 – OPC Energy Ltd’s Initial Public Offering

On August 10, 2017, OPC Energy Ltd (“OPC”) completed the issuance of 31,866,700 ordinary shares on the Tel Aviv Stock Exchange to the public at a price of NIS 12.5 per share (approximately $3.47 per share). The proceeds of the issuance amount to approximately NIS 399 million (approximately $ 111 million), net of issuance costs of NIS 39 million (approximately $11 million). After the completion of the issuance, the public holds 24.2% of OPC’s shares, while the Group’s equity interest was diluted to 75.8% of the total issued shares of OPC. As a result of the dilution, the Group, registered $57 million, net of capital reserves realization, in equity attributable to equity holders and $42 million in non-controlling interest. For subsequent issuance of new shares by OPC, refer to Note 10.A.1.f.